UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2006

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction incorporation)

001-05805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY (Address of Principal Executive Office)	10017 (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

JPMorgan Chase & Co. announced on Tuesday, February 7, 2006, that it has signed a definitive agreement to sell its life insurance and annuity underwriting business to a subsidiary of Protective Life Corporation for a cash price of approximately $1.2 billion. A copy of the Registrant's press release is attached as Exhibit 99.1 and is incorporated by reference herein.

(c) Exhibits.

The following is furnished as an exhibit to this report.

Exhibit 99.1 Press Release dated February 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO Registrant
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: February 10, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 7, 2006